May 2024

Disclaimers "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of FinWise Bancorp (“FinWise,” “we,” “us,” or the “Company”) with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (a) the success of the financial technology industry, as well as the continued evolution of the regulation of this industry; (b) the ability of the Company’s Strategic Program or Fintech Banking Solutions service providers to comply with regulatory regimes, and the Company’s ability to adequately oversee and monitor its Strategic Program and Fintech Banking Solutions service providers; (c) the Company’s ability to maintain and grow its relationships with its service providers; (d) changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters, including the application of interest rate caps or maximums; (e) the Company’s ability to keep pace with rapid technological changes in the industry or implement new technology effectively; (f) system failure or cybersecurity breaches of the Company’s network security; (g) potential exposure to fraud, negligence, computer theft and cyber-crime and other disruptions in the Company’s computer systems relating to its development and use of new technology platforms; (h) the Company’s reliance on third-party service providers for core systems support, informational website hosting, internet services, online account opening and other processing services; (i) general economic and business conditions, either nationally or in the Company’s market areas; (j) increased national or regional competition in the financial services industry; (k) the Company’s ability to measure and manage its credit risk effectively and the potential deterioration of the business and economic conditions in the Company’s primary market areas; (l) the adequacy of the Company’s risk management framework; (m) the adequacy of the Company’s allowance for credit losses (“ACL”); (n) the financial soundness of other financial institutions; (o) new lines of business or new products and services; (p) changes in Small Business Administration (“SBA”) rules, regulations and loan products, including specifically the Section 7(a) program or changes to the status of the Bank as an SBA Preferred Lender; (q) the value of collateral securing the Company’s loans; (r) the Company’s levels of nonperforming assets; (s) losses from loan defaults; (t) the Company’s ability to protect its intellectual property and the risks it faces with respect to claims and litigation initiated against the Company; (u) the Company’s ability to implement its growth strategy; (v) the Company’s ability to launch new products or services successfully; (w) the concentration of the Company’s lending and depositor relationships through Strategic Programs in the financial technology industry generally; (x) interest-rate and liquidity risks; (y) the effectiveness of the Company’s internal control over financial reporting and its ability to remediate any future material weakness in its internal control over financial reporting; (z) dependence on our management team and changes in management composition; (aa) the sufficiency of the Company’s capital; (bb) compliance with laws and regulations, supervisory actions, the Dodd-Frank Act, capital requirements, the Bank Secrecy Act and other anti-money laundering laws, predatory lending laws, and other statutes and regulations; (cc) results of examinations of the Company by its regulators; (dd) the Company’s involvement from time to time in legal proceedings; (ee) natural disasters and adverse weather, acts of terrorism, pandemics, an outbreak of hostilities or other international or domestic calamities, and other matters beyond the Company’s control; (ff) future equity and debt issuances; (gg) that the anticipated benefits new lines of business that the Company may enter or investments or acquisitions the Company may make are not realized within the expected time frame or at all as a result of such things as the strength or weakness of the economy and competitive factors in the areas where the Company and such other businesses operate; and (hh) other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent reports on Form 10-Q and Form 8-K. Any forward-looking statement speaks only as of the date of this release, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence. In addition, the Company cannot assess the impact of each risk and uncertainty on its business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements. Market and industry data This presentation includes estimates regarding market and industry data. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. While we believe the estimated market and industry data included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Non-GAAP financial measures Some of the financial measures included in this presentation are not measures of financial performance recognized by generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are “tangible shareholders’ equity,” “tangible book value per share,” and “efficiency ratio.” We believe these non-GAAP financial measures provide useful information to management and investors; however, we acknowledge that our non-GAAP financial measures have limitations. As such, you should not view these measures as a substitute for results determined in accordance with GAAP. A reconciliation of such non-GAAP financial measures to the most closely related GAAP financial measures is included in the Appendix to this presentation. Trademarks “FinWise” and its logos and other trademarks referred to and included in this presentation belong to us and are protected by applicable laws. We refer to our trademarks in this presentation without the ® or the ™ or symbols for convenience. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. 2

FinWise Overview - 2024 is a Expansion Year

Differentiated Business Model

- **Trusted banking and payments solutions** provider to fintechs
- **Resilient and profitable model** with compelling growth opportunities
- **Compliance oversight and risk management-first culture**, including regular dialogue with regulators
- **Diversified and lower risk loan portfolio** driven by disciplined underwriting and collateral management process
- **Well capitalized** significantly above federal regulatory standards
- **Highly experienced team** with proven track record
- **Key Existing Businesses:**
  - **Strategic Program Lending.** Scalable API-driven infrastructure powering deposit, lending and payments programs for leading fintech brands
  - **Lending.** SBA 7(a), Owner Occupied Real Estate, Leasing lending programs provide flexibility for disciplined balance sheet growth
- **2024 Key Initiatives - Expansion of Fintech Banking & Payments Solutions Offering:**
  - **Launch Payments Hub and BIN Sponsorship* and incorporate into current platforms.** Provides opportunity to diversify current business model and drive further growth

Select Fintech Brands We Support

Reshaping the Banking & Payments Value Chain

Upstart
earnest
Reach Financial
Empower
OppLoans by OppFi
LendingPoint
Stride
Mulligan Funding
American First Finance
Elevate
hank payments
plannery

3

*Payments Hub and Bank Identification Number (BIN) Sponsorship are under development

Our Culture - Compliance at the Core 4 Consistent Investment in Personnel & Infrastructure Provides Regulatory Oversight Support to Fintechs Note: FTEs shown as of the end of each respective quarter; does not include FTEs in Governance and Operations

Current Business Model

Differentiated and Proven Strategy Offers Solid Foundation for Future Growth

	Strategic Program Lending	SBA 7(a)	Residential & Owner Occupied CRE	Equipment Financing
Q1 '24 Gross Revenue Contribution[1]	52.7%	26.2%	6.0%	5.3%

Strategic Program Lending

Balance Sheet Strategy:
- Mostly originate to sell
- Interest Income HFI & HFS
- Minimum program / other fees
- Each program establishes a "reserve" deposit account with FinWise

As of 3/31/24:
- Strategic Platform Loans on Bal. Sheet: $72.2M (76.1% HFS; 23.9% HFI)
- Q1 '24 Gain on Sale (net) and Strategic Program Fees: $4.4M or 79.7% of noninterest income

Target Customer:
- Consumers and small to medium-sized businesses (SMBs) via Fintech Platforms

SBA 7(a)

Balance Sheet Strategy:
- Hold or sell guaranteed portion
- Retain all servicing rights when guaranteed portion is sold
- Utilize loan processing structure and relationship with Business Funding Group, LLC

As of 3/31/24:
- SBA Loans on Bal. Sheet: $247.8M (57.2% Guaranteed; 42.8% Unguaranteed)
- Q1 '24 SBA Gain on Sale (net) and Servicing Fees: $466K or 8.5% of noninterest income

Target Customer:
- SMBs

Residential & Owner Occupied CRE

Balance Sheet Strategy:
- All loans held on Bal Sheet
- Source of core deposits
- High-touch, relationship banking
- Historically stable and strong profitability

Product Overview:
- Consumer and commercial lending
- Construction lending focus on single-family residential

Target Customer:
- Single family residential and SMBs

Equipment Financing

Balance Sheet Strategy:
- Originate for Investment
- Originations through vendor finance, additional third-party originators, direct channels
- Diversify balance sheet

Product Overview:
- Equipment secured leases/ loans
- Interest bearing (generally 60-month fixed rates)
- "Aurora" loan origination system provides scalability and automation

Target Customer:
- SMBs via Equipment point of sale

5

[1]Does not include POS Lending Program which is an originate to hold strategy. Also does not include revenue from "Other", "Change in Fair Value on investment in BFG", and "SBA PPP"

Strategic Program Lending - Program Diversification Has Improved Note: Marketplace Lending concentration shown since 1Q22 to highlight longer-term pattern in recent years 6

2024 Expansion: Fintech Banking and Payments Solutions Offering

Launch of Payments Hub and BIN Sponsorship Enhances Ability to Scale and Drive Growth


Current Business Model
Strategic Program Lending
Equipment Financing
FinWise
SBA 7(a)
Resi. & Owner Occupied CRE
Business Model Post Expansion of Fintech Banking & Payments Solutions Offering[1]
Strategic Program Lending
Equipment Financing
Payments Hub[1]
FinWise
Resi. & Owner Occupied CRE
BIN Sponsorship[1]
SBA 7(a)
Fintech Banking & Payments Solutions

[1] Payments Hub and Bank Identification Number (BIN) Sponsorship are under development. Note: "Fintech Banking Solutions" is used to describe our target market within the banking as a service ecosystem

7

Sizable Addressable Market 1 Source: Matt Harris, Blake Adams, Adam Davis, and Jeff Tijsse, "Embedded Finance: What It Takes to Prosper in the New Value Chain", 2022 (Bain & Company, Inc.) 8 2021 2026 Estimated U.S. Market for Platforms and Enablers1 (Total Revenue Across Payments, Lending, Banking, Cards) Fintechs & Non-Financials Expected to Seek Bank Partners that Provide Access to Financial Products

Differentiators of Fintech Banking and Payments Solutions Offering Payments Hub • Ease of Use. Brings multiple payments types under one application. Ability to see all payments through a single source • Payment Control. Allows service providers (fintechs) to embed multiple options to move money in /out of their ecosystem • Cost Effective. Business rules help optimize the payment type for users' parameters. Reduces number of bank connected systems, lowering fees and software costs • Strengthens Security. Single sign-on to manage access and real time fraud controls • Modern Payment Rails. Access to the latest payment types such as faster and real-time payments o Payment rails included: ACH, Same Day ACH (SDA), Wires, Visa Direct and/or Mastercard Send, Mastercard RPPS, The Clearing House RTP and FedNow Bank Identification Number (BIN) Sponsorship • Compliance-first Culture. Significant knowledge of compliance practices required to manage a BIN sponsorship program. Regular interactions with our regulators • Differentiated Tech Approach and Integration. Provides Bank with more control for compliance oversight and more robust solutions as service providers (fintechs) expand their operations • Focus. Limit number of processors, vendors and service providers to streamline efficiencies and oversight • Extensive Experience. Team has nearly 90 years of combined expertise in banking, payments and fintech 9 *Payments Hub and Bank Identification Number (BIN) Sponsorship are under development Target Customers: Fintechs that serve the needs of corporations and small business with existing transaction volume and a proven track record of success. We look for business opportunities with Fintechs that are well funded, have an experienced management team, plan to drive a minimum of $100M in activity annually and have a compliance-first mentality.

Potential Long-term Benefits from Fintech Banking and Payments Solutions Offering Revenue Expands and diversifies potential sources of revenue Deposits Helps diversify deposit composition and reduce cost of funds through relationship-banking Credit Quality Increases percentage of Prime loans Profitability Use of outsourced solutions enhances operating leverage versus traditional models *Payments Hub and Bank Identification Number (BIN) Sponsorship are under development. Note: "Potential Long-term Benefits" describe the Company's expectations of potential benefits to the overall FinWise business model 10

Components of Model Enable Scaling and Regulatory Oversight Our Technology:Product: Enterprise Data Warehouse -Proprietary and rigorous regulatory process -FinWise controls the data internally 1) Strategic Program Lending Credit Engine Lending programs, including closed and open-ended consumer and commercial -Verify borrower information -Validate loans to models and underwriting criteria, and originate API 2) Payments Hub* Payments Hub ACH, SDA, TCH RTP, FedNow, Wire, Visa Direct and Mastercard Send, Mastercard RPPS -Rules-based money movement configurations and restrictions -Verification, validation and capture of necessary oversight data API 3) BIN Sponsorship* Card Processors Credit and Charge Cards Debit cards; prepaid Capture daily cardholder financial activity and bank-defined data sets necessary for oversight and testing of regulatory compliance API *Payments Hub and Bank Identification Number (BIN) Sponsorship are under development 11

Intensive Due-Diligence Process and Compliance Assessment

Representative Fintech Onboarding - a Thorough Selection Process



FINWISE TEAM IDENTIFIES FINTECH PROSPECT
Risk-based due diligence process involving 3rd-Party Oversight, BSA, Credit & ISO
Fintech is presented at next internal Third-Party Oversight Committee (TPOC) meeting for approval
If Fintech is approved, FinWise team continues to negotiate, including defining potential product and terms
Proposed term-sheet, signed Letter of Intent, product description, risk assessment submitted to Program Risk Committee (PRC), including Operations
Fintech is sent to Implementations Team and put into Scoping to fully define requirements of implementation
Fintech put through Implementations/ Onboarding Process
Pilot Phase
Fintech and FinWise finalize all Implementations/ Onboarding Requirements
GO LIVE
Program is "live" and active with ongoing compliance monitoring and regulatory oversight support

12

Disciplined Expense Management While Investing for Growth Increase in Total Non-interest Expense has been driven largely by business infrastructure spend, including headcount, to support organic growth and key strategic initiatives. Expect rate of growth in expenses to decelerate in 2H24 13 Full Time Employees (FTEs) 147 162 175 Efficiency Ratio (Non-GAAP)2 52.5% 55.8% 60.6% 1All Other Non-interest Expense refers to all other expense components within Total Non-interest Expense, excluding Salaries & Employee Benefits. 2See Appendix at the end of the presentation for Non-GAAP reconciliation Total Non-interest Expense ($M) $8.7 $11.4 $11.8 $5.3 $7.4 $7.6 $3.4 $4.0 $4.2 Salaries & Employee Benefits All Other Non-interest Expense Q1 '23 Q4 '23 Q1 '24 1

Selected Financial Information 14

Solid Originations and Balance Sheet Growth 15 Note: Amounts are as of the end of each respective period

Growing TBVps, Strong Capital and Sustained Historical Profitability 161See Appendix for more information and Non-GAAP reconciliation. Both Tangible Book Value per Share (Non-GAAP) and Tangible Shareholder Equity to Tangible Assets as of the end of each respective period. 2Tangible Shareholder Equity to Tangible Assets ratio has declined primarily due to balance sheet growth and stock buyback. 3ROAE is negatively affected by high capital levels. Note: Profitability partly impacted by infrastructure investments to support organic growth and the build-out of key strategic initiatives. Profitability partly impacted by infrastructure investments to support organic growth and the build-out of key strategic initiatives. ROAE is also negatively affected by high capital levels

Diversified Income Sources Net Interest Income / Net Interest Margin (NIM) Non-interest Income 17 1 Other Non-interest Income includes all other non-interest income items, excluding Strategic Program Fees. Note: Revenue diversification is expected to increase with the build-out of Payments Hub and BIN Sponsorship Note: NIM decline mainly driven by a deliberate loan mix shift toward lower risk loans, which carry lower yields, in both HFI and HFS portfolios.

Well Capitalized Above Regulatory Requirements 181The Bank’s capital levels remain significantly above well-capitalized guidelines as of December 31, 2023. Well-capitalized regulatory requirement = 9% pursuant to the Community Bank Leverage Ratio framework adopted by the Bank in 2020. Total FinWise Bancorp Shareholder’s Equity to Total Assets and Leverage Ratio – Bank Level as of the end of each respective period. 1

TBV Growth Has Been a Win for Shareholders

Tangible Book Value Per Share (Non-GAAP)[1]



$11.26
$12.41
$12.70
1Q23
4Q23
1Q24

Indexed Change in TBV Since FINW IPO (Q421) vs Select Bank and Fintech Peers[2]



FinWise: +41%
Bank Peers Median¹: +17%
Fintech Peers Median²: (15%)
50%
40%
30%
20%
10%
-
(10%)
(20%)
(30%)
(40%)
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
+41%
+17%
(15%)

[1] See Appendix at end of presentation for full description of metric and Non-GAAP reconciliation. Amounts are as of the end of each respective period

[2] Bank Peers defined as: Oregon Bancorp, Inc., Quaint Oak Bancorp, Inc., University Bancorp, Inc., BayFirst Financial Corp., Fentura Financial, Inc., CF Bankshares Inc., Meridian Corporation, Coastal Financial Corporation, Capital Bancorp, Inc., FS Bancorp, Inc., Blue Ridge Bankshares, Inc., First Internet Bancorp, Nicolet Bankshares, Inc., Triumph Financial, Inc., Live Oak Bancshares, Inc., Merchants Bancorp, The Bancorp, Inc., Cross River Bank, Metropolitan Bank Holding Corp., Capital Community Bank

Fintech Peers defined as Atlanticus Holdings Corporation, Oportun Financial Corporation, Enova International, Inc., LendingClub Corporation, Pathward Financial, Inc.

Note: Bank level Call Report financial data used where holding company consolidated financials unavailable

Source: S&P Capital IQ Pro

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Disciplined Underwriting Process • Credit risk is managed through combination of policy, data and pricing • Disciplined underwriting process and well collateralized portfolio has helped mitigate net charge-offs, even as credit quality normalized due to higher rate environment • Remain well-reserved with an ACL/Total Gross Loans HFI of 3.2% as of the end of 1Q24, reflecting a lower-risk portfolio vs. prior year period, including: • Significant increase in SBA guaranteed balances as % of Total Gross Loans HFI • Decrease in Strategic Programs (SP) HFI balances as % of Total Gross Loans HFI, which carries a higher reserve rate 20 *ACL = Allowance for Credit Losses; SP = Strategic Programs; HFI = Held for Investment

Diversified and Lower Risk Loan Portfolio • Combined SBA Guaranteed and Strategic Program Loans (HFS) increased to a total of 44.1% of the portfolio as of 1Q24 vs 28.4% at the end of 2022 ◦ Both of these products carry lower credit risk: SBA Guaranteed is guaranteed by the U.S Small Business Administration and Strategic Program Loans (HFS) are supported by reserve deposit accounts • SBA Unguaranteed loans declined from 34.5% of the portfolio as of 1Q23 to 23.8% as of 1Q24 • Strategic Programs Loans (HFI), Resi. RE, and CRE loans declined to 3.9%, 8.8%, and 5.3%, respectively, from 7.2%, 10.4%, and 5.7%, respectively, from 1Q23 to 1Q24 • Consumer and Commercial (Non RE) loans increased moderately from the end of 1Q23 to 1Q24, and make up only 14.2% of the total portfolio as of 1Q24 • Note: Non-SBA Commercial RE (5.3% as of 1Q24) is 90.8% Owner Occupied; SBA related CRE loans are required to be majority Owner Occupied under SBA guidelines 21 *Note: Amounts are as of the end of each respective period Lower risk portfolio vs. prior year period

Appendix 22

Non-GAAP Reconciliations 23 (1) Tangible shareholders’ equity: This measure is not a measure recognized under GAAP and is therefore considered to be a non-GAAP financial measure. See “Reconciliation of Non-GAAP to GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. Tangible shareholders’ equity is defined as total shareholders’ equity less goodwill and other intangible assets. The most directly comparable GAAP financial measure is total shareholder’s equity. The Company had no goodwill or other intangible assets as of any of the dates indicated. The Company has not considered loan servicing rights or loan trailing fee asset as intangible assets for purposes of this calculation. As a result, tangible shareholders’ equity is the same as total shareholders’ equity as of each of the dates indicated. (2) Efficiency Ratio: This measure is not a measure recognized under United States generally accepted accounting principles, or GAAP, and is therefore considered to be a non-GAAP financial measure. See “Reconciliation of Non- GAAP to GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. The efficiency ratio is defined as total noninterest expense divided by the sum of net interest income and noninterest income. The Company believes this measure is important as an indicator of productivity because it shows the amount of revenue generated for each dollar spent. Tangible Shareholders' Equity and Tangible Book Value Per Share As of ($ in thousands) March 31, 2023 December 31, 2023 March 31, 2024 Total Shareholders' Equity $ 144,353 $ 155,056 $ 162,482 Goodwill — — — Other intangibles — — — Less: total intangible assets — — — Tangible shareholders' equity1 $ 144,353 $ 155,056 $ 162,482 Tangible book value per share1 $ 11.26 $ 12.41 $ 12.70 Efficiency Ratio For the Three Month Period Ending ($ in thousands) March 31, 2023 December 31, 2023 March 31, 2024 Noninterest expense $ 11,807 $ 11,381 $ 8,737 Net interest income 14,006 14,367 12,106 Noninterest income 5,464 6,035 4,527 Adjusted operating revenues $ 19,470 $ 20,402 $ 16,633 Efficiency ratio2 60.6% 55.8% 52.5%

Glossary of Terms Used 24 ACH (The Automated Clearing House). Electronic funds-transfer system that facilitates payments in the U.S. and internationally. The ACH is run by Nacha. API (Application Programming Interface). Set of defined rules that enable different applications to communicate with each other. It acts as an intermediary layer that processes data transfers between systems, letting companies open their application data and functionality to external third-party developers, business partners, and internal departments within their companies. Banking-as-a-Service (BaaS). Banking model in which licensed banks integrate their digital banking services directly into the products of other non-bank businesses. This allows non-bank businesses to offer their customers digital banking services such as mobile bank accounts, debit cards, loans and payment services, without needing to acquire a banking license of their own. The bank's system communicates via APIs and webhooks with that of the partner’s business, enabling the end customer to access banking services directly through the partner’s website or app. BIN (Bank Identification Number) Sponsorship. BIN sponsorship allows fintech businesses to quickly gain direct access to the payment processing and card management services provided by the likes of Visa or Mastercard without going through the process of joining a major card scheme. It provides fintechs with quickest way to launch a financial product with a debit, credit or prepaid card attached. FedNow. The clearing service for financial institutions to provide immediate end-to-end payments to customers. The key difference between this service and the Fed’s previous system is that FedNow will be online 24/7, processing transactions in real time. HFI (Held for Investment). When a reporting entity holds an originated or purchased loan for which it has the intent and ability to hold for the foreseeable future or to maturity or payoff, the loan should be classified as held-for-investment. Loans held for investment are reported on the balance sheet at their amortized cost basis. HFS (Held for Sale). When a reporting entity originates or purchases a loan with the intent to sell the loan to another entity (e.g., a government sponsored enterprise). Marketplace Lending. Nonbank lending that uses innovative financial technology (fintech) to make loans to consumers and small businesses. Mastercard RPPS (Remote Payment and Presentment Service). Mastercard RPPS optimizes electronic bill payment by connecting banks to billers. It offers a single, reliable connection for electronic payment providers to help with fast & secure consumer bill payments. Mastercard Send. Mastercard’s offering in the real-time personal payments arena. Senders can immediately make “push payments” to bank accounts, mobile wallets, prepaid debit cards, or targeted cash-out locations. The sender can initiate a Mastercard Send transaction with just the recipient’s debit card number. NIM: Net Interest Margin Payments Hub. Single-window payment platform through which companies can execute all their payments. Payment hubs increase fund control and visibility, reduce the risk associated with numerous fragmented payment processes, and improve overall operating efficiency. SBA7(a) loans. Small-business loans issued by a private lender and partially backed by the U.S. Small Business Administration. SMBs. Small to medium-sized businesses. Strategic Program Lending. Lending predominately done through fintech platforms that connect borrowers with lenders. Sometimes referred to as marketplace lending. TBV: Tangible Book Value The Clearing House RTP. A real-time payments platform that all federally insured U.S. depository institutions are eligible to use for payments innovation. All RTP payments are processed by The Clearing House. When you pay your utility bill for the month using RTP, your bank sends message to network which includes the details of the payment. The Clearing House then processes the message and routes it to utility company's bank, completing the payment. Visa Direct. A type of Original Credit Transaction (OCT) that allows fast and secure payment transfers to customers using their card details. Unlike with other payment methods, where it can typically take up to 24 hours for the funds to be transferred to the customer, Visa Direct transactions normally complete near-instantly.